UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2024

PORTILLO'S INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40951	87-1104304
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Spring Road, Suite 400, Oak Brook, Illinois 60523
(Address of principal executive offices)
(630)-954-3773
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	PTLO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 3, 2024, Portillo’s Inc. (NASDAQ:PTLO) (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on April 4, 2024, the record date for determination of shareholders entitled to vote at the Annual Meeting, there were 61,561,592 shares of Class A common stock outstanding and entitled to vote and 11,640,555 shares of Class B common stock outstanding and entitled to vote.

At the Annual Meeting, the Company’s shareholders (i) elected seven directors to serve until the Company’s next annual meeting in 2025, or until their successors have been duly elected and qualified; (ii) approved, on an advisory basis, the compensation of the Company’s Named Executive Officers; (iii) voted “One Year”, on an advisory basis, for the frequency of the advisory vote on executive compensation; and (iv) ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditor for fiscal year 2024.

The final results are as follows:

Director Election Proposal	For	Withhold	Broker Non-Votes
Michael Osanloo	51,290,496	775,330	10,770,238
Ann Bordelon	51,243,382	822,444	10,770,238
Paulette R. Dodson	50,326,896	1,738,930	10,770,238
Noah Glass	51,300,668	765,158	10,770,238
Gerard J. Hart	51,270,787	795,039	10,770,238
Joshua A. Lutzker	46,626,106	5,147,620	11,062,338
Michael A. Miles Jr.	49,976,047	1,797,679	11,062,338

Say on Pay Proposal	For	Against	Abstain	Broker Non-Votes
Ratification of the approval, on an advisory basis, of the compensation for our NEOs	49,673,399	2,267,324	125,103	10,770,238

Say on Frequency of Pay Proposal	One Year	Two Year	Three Year	Abstain	Broker Non-Votes
Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation	51,050,470	204,461	685,246	125,650	10,770,238

Based on the results of the vote, and consistent with the recommendation of the Company’s board of directors, the Company has determined to hold an advisory Say on Pay vote annually until the next advisory vote on the frequency of future advisory votes to approve executive compensation.

Auditor Ratification Proposal	For	Against	Abstain
Ratification of Deloitte & Touche LLP as independent auditor for fiscal year 2024	61,759,609	954,532	121,923

Additionally, the Company will make available responses to questions that were received but not answered in connection with the Annual Meeting on its investor relations website.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Portillo's Inc.
(Registrant)

Date: June 5, 2024	By:	/s/ Kelly M. Kaiser
Kelly M. Kaiser
General Counsel and Secretary